Accrued Expenses and Other Long-Term Liabilities - Schedule of Other Long-Term Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Sep. 24, 2011
Other Long-Term Liabilities
Accrued lease obligation-long-term	$ 33,256	$ 32,846
Reserve for income tax uncertainties	38,518	11,202
Pension liabilities	9,397	7,714
Contingent consideration	3,322	48,872
Other	13,757	6,328
Total	$ 98,250	$ 106,962